Exhibit 17

[Proxy Card Front]

BlackRock Credit Allocation Income Trust I, Inc. (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware 19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints John M. Perlowski, Jay M. Fife and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of the Fund, held of record by the undersigned on September 4, 2012 at the special meeting of stockholders of the Fund to be held on November 2, 2012 or any adjournment, postponement or delay thereof.

The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of stockholders.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 1(A) (Shares of Common Stock)

1.
The stockholders of the Fund are being asked to approve an Agreement and Plan of Reorganization among the Fund, BTZ Merger Subsidiary and BlackRock Credit Allocation Income Trust IV and the termination of the Fund’s registration under the Investment Company Act of 1940.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Proposal 3(A) (Shares of Common Stock)

2.
The stockholders of the Fund are being asked to approve the removal of the Fund's investment policy requiring that the Fund invests at least 25% of its total assets in the industries comprising the financial services sector and amending the Fund's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

BlackRock Credit Allocation Income Trust II, Inc. (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware 19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints John M. Perlowski, Jay M. Fife and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of common stock of the Fund, held of record by the undersigned on September 4, 2012 at the special meeting of stockholders of the Fund to be held on November 2, 2012 or any adjournment, postponement or delay thereof.

The validity of this proxy is governed by Maryland law.  This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of stockholders.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned stockholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 1(B) (Shares of Common Stock)

1.
The stockholders of the Fund are being asked to approve an Agreement and Plan of Reorganization among the Fund, BTZ Merger Subsidiary and BlackRock Credit Allocation Income Trust IV and the termination of the Fund’s registration under the Investment Company Act of 1940.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Proposal 3(B) (Shares of Common Stock)

2.
The stockholders of the Fund are being asked to approve the removal of the Fund's investment policy requiring that the Fund invests at least 25% of its total assets in the industries comprising the financial services sector and amending the Fund's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

BlackRock Credit Allocation Income Trust III (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware 19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints John M. Perlowski, Jay M. Fife and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of beneficial interest of the Fund, held of record by the undersigned on September 4, 2012 at the special meeting of shareholders of the Fund to be held on November 2, 2012 or any adjournment, postponement or delay thereof.

The validity of this proxy is governed by Maryland law.  This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 1(C) (Common Shares of Beneficial Interest)

1.
The shareholders of the Fund are being asked to approve an Agreement and Plan of Reorganization among the Fund, BTZ Merger Subsidiary and BlackRock Credit Allocation Income Trust IV and the termination of the Fund’s registration under the Investment Company Act of 1940.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Proposal 3(C) (Common Shares of Beneficial Interest)

2.
The shareholders of the Fund are being asked to approve the removal of the Fund's investment policy requiring that the Fund invests at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services and amending the Fund's fundamental investment restriction regarding industry concentration to remove the exception for the financial services industry.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.

[Proxy Card Front]

BlackRock Credit Allocation Income Trust IV (the “Fund”)

100 Bellevue Parkway
Wilmington, Delaware 19809

FORM OF PROXY CARD

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints John M. Perlowski, Jay M. Fife and Brian P. Kindelan as proxies, each with the power to appoint his substitute and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the common shares of beneficial interest of the Fund, held of record by the undersigned on September 4, 2012 at the special meeting of shareholders of the Fund to be held on November 2, 2012 or any adjournment, postponement or delay thereof.

The validity of this proxy is governed by Delaware law.  This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the special meeting of shareholders.

This proxy, when properly executed, will be voted in the manner herein directed by the undersigned shareholder. If no direction is without limitations made, this proxy will be voted “FOR” the proposals.

By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote “FOR” the proposals, and to use their discretion to vote for any other matter as may properly come before the special meeting or any adjournment, postponement or delay thereof. If you do not intend to personally attend the special meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

[Proxy Card Reverse]

Please mark boxes /X/ or [X] in blue or black ink.

Proposal 2(A) – 2(C) (Common Shares of Beneficial Interest)

2(A).
The shareholders of the Fund are being asked to approve the issuance of additional common shares of beneficial interest of the Fund in connection with the Agreement and Plan of Reorganization among BlackRock Credit Allocation Income Trust I, Inc., BTZ Merger Subsidiary and the Fund.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2(B).
The shareholders of the Fund are being asked to approve the issuance of additional common shares of beneficial interest of the Fund in connection with the Agreement and Plan of Reorganization among BlackRock Credit Allocation Income Trust II, Inc., BTZ Merger Subsidiary and the Fund.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2(C).
The shareholders of the Fund are being asked to approve the issuance of additional common shares of beneficial interest of the Fund in connection with the Agreement and Plan of Reorganization among BlackRock Credit Allocation Income Trust III, BTZ Merger Subsidiary and the Fund.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Proposal 3(D) (Common Shares of Beneficial Interest)

3(D).
The shareholders of the Fund are being asked to approve the removal of the Fund's investment policy requiring that the Fund invests at least 25% of its Managed Assets in securities of companies principally engaged in providing financial services and amending the Fund's fundamental investment restriction regarding industry concentration to reflect the removal of such investment policy

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:

X
Signature

X
Signature, if held jointly

Sign, Date, and Return the Proxy Card Promptly Using the Enclosed Envelope.